UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PHIO PHARMACEUTICALS CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

www.investorvote.com/PHIO Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.investorvote.com/PHIO. Click on the icon on the right to view meeting materials. Return to the investorvote.com window and follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. Online Go to www.investorvote.com/PHIO or scan the QR code — login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 17, 2024. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to stockholders are available at: 03ZU4D + + When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one . There is no charge to you for requesting a copy . Please make your request as instructed on the reverse side on or before June 3 , 2024 to facilitate timely delivery . 2 N O T MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C 1234567890 C O Y 000001

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PHIO. — Phone – Call us free of charge at 1 - 866 - 641 - 4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Phio Pharmaceuticals Corp.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 3, 2024. Stockholder Meeting Notice Dear Phio Pharmaceuticals Corp. Stockholder, The 2024 Annual Meeting of Stockholders of Phio Pharmaceuticals Corp. will be held on June 17, 2024 at 9:00 a.m. Eastern Time, virtually via the internet at meetnow.global/MHYMA5V. To access the virtual meeting, you must have the 15 - digit code that is printed in the shaded bar located on the reverse side of this form. You are receiving this communication because you owned shares of the Company on April 26, 2024, the record date, which entitles you to vote at the Annual Stockholder Meeting. Proxy materials are now available on the Internet. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations . The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 , 3 and 4 : 1 . Election of Directors : 01 - Robert J . Bitterman 02 - Patricia A . Bradford 03 - Robert L . Ferrara 04 - Jonathan E . Freeman, Ph . D . 05 - Curtis A . Lockshin, Ph . D . 2. Ratification of BDO USA, P . C . as our independent registered public accounting firm for the fiscal year ending December 31 , 2024 . 3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio of not less than 1 - for - 2 and not greater than 1 - for - 9 , with the exact ratio and effective time of the reverse stock split to be determined by our Board of Directors . 4. To approve an amendment and restatement of the 2020 Phio Pharmaceuticals Corp . Long Term Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 500 , 000 . PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.